SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 4, 2004

Cooper Industries, Ltd.

(Exact Name of Registrant as Specified in its Charter)

Bermuda

(State or Other Jurisdiction of Incorporation)

1-31330	98-0355628

(Commission File Number)	(IRS Employer Identification No.)

600 Travis, Suite 5800, Houston, Texas	77002

(Address of Principal Executive Offices)	(Zip Code)

713/209-8400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.
SIGNATURES
EXHIBIT INDEX
Press Release dated August 4, 2004

Item 5.  Other Events.

On August 4, 2004, Cooper Industries, Ltd. (the “Company”) issued the press release attached hereto as Exhibit 99.1 titled “Cooper Industries Names Kirk S. Hachigian as President and Chief Operating Officer and Director.”

Item 7.  Financial Statements and Exhibits.

Exhibits

99.1	Company press release dated August 4, 2004 titled “Cooper Industries Names Kirk S. Hachigian as President and Chief Operating Officer and Director.”

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COOPER INDUSTRIES, LTD. (Registrant)
Date: August 4, 2004	/s/ Diane K. Schumacher
Diane K. Schumacher
Senior Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.

99.1	Company press release dated August 4, 2004 titled “Cooper Industries Names Kirk S. Hachigian as President and Chief Operating Officer and Director.”